--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          ------------------------------------------------------------
          ------------------------------------------------------------
                                  HOTCHKIS AND

                                  WILEY FUNDS
          ------------------------------------------------------------
          ------------------------------------------------------------
                      Equity Fund For Insurance Companies
                                 ANNUAL REPORT
    ------------------------------------------------------------------------
                                 June 30, 1999

                           725 South Figueroa Street
                                   Suite 4000
                           Los Angeles, CA 90017-5400
                                 (213) 430-1000

                               Investment Advisor
                               Hotchkis and Wiley
                                  Distributor
                       Princeton Funds Distributor, Inc.
         THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

     The last six months of calendar-year 1998 were a time of great volatility and dramatic events in the marketplace. July began strongly with a narrow group of the largest growth stocks accounting for most of the gain. Underneath this narrow group, the erosion of stock prices, which had began in April, continued with value stocks underperforming dramatically.

     On July 17, 1998, the entire market fell sharply, culminating in a selling crescendo in the last three trading days in August. During the sell-off, a shift in investor preference began to emerge, as investors refocused on underlying valuation support and were drawn to truly over-sold opportunities within the market. From August 26 through October 8, the more value-oriented stocks performed well relative to the S&P 500 Index. In particular, the Fund gained significantly against the S&P 500. From August 26 through October 8, the Fund generated a -3.4% return while the S&P 500 returned -11.2% and the Russell 1000 Value Index returned -8.1%.

     The correction ended in early October when the market was reignited by three rate cuts in quick succession as the Federal Reserve pumped liquidity into the global marketplace. Investors once again crowded into a handful of the largest, most liquid names and the market, as measured by the S&P 500, produced sensational but narrow returns. There continued to be a wide disparity in performance between growth and value styles, as well as between mega-cap stocks and all the others - large, mid, and small-cap.

     Moving into the first quarter of 1999, equity investors continued to ignore value and, instead, focused their preference on the more growth-oriented areas of the market. Technology issues led the charge (+14.1%), as this already highly priced sector extended its earnings multiples to ever higher levels. Meanwhile, the S&P 500 managed to post another impressive gain of 5.0% for the quarter.

     As a disciplined value investor, the Fund did not participate in this momentum-driven euphoria. Our lack of exposure to the volatile technology sector, a sector that we saw as becoming greatly overvalued, hurt our relative performance. Our fundamental research and value orientation dictated that we remain invested in the cheapest areas of the market. History tells us that fundamental underlying valuation is ultimately recognized by investors, and consequently, we remained heavily committed to many of the overlooked manufacturing cyclicals and utility stocks.

     Finally, during the second quarter of 1999, value-oriented investors enjoyed a bullish move in the equity market, particularly during the nine weeks from the second week of April to mid June. Strong economic activity in the U.S., along with signs of earlier-than-expected recoveries in Asia and Latin America, spurred investor interest in industrial stocks. The basic industry sector of the S&P 500 rose a healthy 20.2% for the quarter. Although the initial catalyst behind the abrupt shift in investor preference appeared to have been economic strength, exceptional valuation opportunities attracted general investor interest into other value areas of the market in April and May. At the same time many growth stock issues began to falter; for example, the healthcare sector of the S&P 500 fell 5.0% during these two months.

     For the year, returns in the Fund came predominantly from basic material stocks and telephones. Alcoa, Georgia-Pacific and Weyerhaeuser were up 84.7%, 57.9% and 48.0%, respectively. Alltel and

AT&T also were strong performers, posting gains of 55.4% and 47.5%, respectively. Returns were hampered by our holdings in the energy sector, which suffered from historically low oil prices, and from the Fund's lack of exposure to technology and drug companies, which were among the best performing sectors and continue to trade at what we believe are excessive valuation levels.

     Given the prolonged dynamics which favored momentum and growth stocks in 1998 and the first quarter of 1999, we believe the opportunity for value investing is considerable. Although we began to see a significant broadening of performance and rotation into value (value indices outpaced the growth indices an average of over 9% in April 1999), we believe this recent trend has captured only a small portion of the opportunity for value investors.

     The roaring bull market has produced phenomenal performance during the past 5 years, with an average annualized return of 27.4% for the large cap-weighted S&P 500 Index. The cost of this phenomena, however, is historic high-price valuations and an increased risk profile for the capitalization-weighted indices and similarly structured equity portfolios. By comparison, we believe the valuation profile of our portfolio is reasonable and in line with earnings and growth prospects. Furthermore, we believe that we are particularly well positioned to take advantage of any continued rebound of value securities in the equity market.

     As always, we appreciate the trust you place in us. We thank you for your continued support and look forward to reporting to you again in six months.

Sincerely,


/s/ Nancy D. Celick

President
Hotchkis and Wiley Funds

     The above reflects opinions of portfolio managers as of June 30, 1999. They are subject to change and any forecasts made cannot be guaranteed. The Fund might not continue to hold any securities mentioned and has no obligation to disclose purchases or sales in these securities. Past performance is no guarantee of future performance. Performance and index description follow.

                      EQUITY FUND FOR INSURANCE COMPANIES
                        JANUARY 29, 1993 - JUNE 30, 1999
[EQUITY FUND GRAPH]

                                                               EQUITY FUND FOR INSURANCE CO.              S&P 500 INDEX
                                                               -----------------------------              -------------
'12/92'                                                                   10000.00                           10000.00
                                                                          10180.00                           10443.00
'6/93'                                                                    10472.00                           10485.00
                                                                          10785.00                           10757.00
'12/93'                                                                   11072.00                           11005.00
                                                                          10346.00                           10587.00
'6/94'                                                                    10622.00                           10629.00
                                                                          11267.00                           11152.00
'12/94'                                                                   10844.00                           11152.00
                                                                          11875.00                           12234.00
'6/95'                                                                    12813.00                           13396.00
                                                                          13968.00                           14466.00
'12/95'                                                                   14570.00                           15325.00
                                                                          15526.00                           16168.00
'6/96'                                                                    15754.00                           16896.00
                                                                          16137.00                           17420.00
'12/96'                                                                   17349.00                           18893.00
                                                                          17750.00                           19388.00
'6/97'                                                                    20199.00                           22781.00
                                                                          22260.00                           24515.00
'12/97'                                                                   22950.00                           25201.00
                                                                          25497.00                           28730.00
'6/98'                                                                    24975.00                           29684.00
                                                                          22360.00                           26757.00
'12/98'                                                                   24430.00                           32459.00
                                                                          23929.00                           34069.00
'6/99'                                                                    26794.00                           36426.00


                                        Ended 6/30/99
                                        -------------
                                    Fund             S&P 500
                             -----------------------------------------

        One Year                   7.29%             22.71%
                             -----------------------------------------
        Five Years                20.33%             27.93%
                             -----------------------------------------
        Since Inception           16.57%             22.14%
        (1/29/93)
                             -----------------------------------------

HOW A $10,000 INVESTMENT HAS GROWN:

    The chart above shows the growth of a $10,000 investment in the Fund as compared to the performance of a representative market index. The table below the chart shows the average annual total returns on an investment over the periods shown (a total return for the one year period).

    Total returns and average annual total returns are net of all charges and fees and assume reinvestment of capital gains distributions and shareholder dividends in net asset value. The investment advisor pays all operating expenses other than the management fee. Were it not to pay such expenses, net returns would be lower. Investment return and principal will vary so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future performance.

    The S&P 500 Index is an unmanaged index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Index does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. The Fund is not identical in composition to the Index; the securities and weightings among securities in the Fund differ from those in the Index. It is not possible to invest directly in an index.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
June 30, 1999

COMMON STOCKS--99.6%                                         SHARES        VALUE
------------------------------------------------------------------------------------
AEROSPACE--4.8%
     Lockheed Martin Corporation............................   21,700    $   808,325
     Northrop Grumman Corporation...........................   13,800        915,112
     Rockwell International Corporation.....................    6,000        364,500
                                                                         -----------
                                                                           2,087,937
                                                                         -----------
APPAREL & TEXTILES--0.7%
     Russell Corporation....................................   15,300        298,350
                                                                         -----------

AUTO PARTS--3.8%
     Dana Corporation.......................................   16,600        764,637
     Delphi Automotive Systems Corporation..................   12,525        232,495
     Meritor Automotive, Inc. ..............................    1,900         48,450
     TRW Inc. ..............................................   11,400        625,575
                                                                         -----------
                                                                           1,671,157
                                                                         -----------
AUTOS & TRUCKS--4.7%
     Ford Motor Company.....................................   20,600      1,162,612
     General Motors Corporation.............................   13,200        871,200
                                                                         -----------
                                                                           2,033,812
                                                                         -----------
BANKS--7.1%
     Bank One Corporation...................................   18,200      1,084,037
     First Security Corporation.............................    8,200        223,450
     First Union Corporation................................   13,370        628,390
     Fleet Financial Group, Inc. ...........................   12,000        532,500
     KeyCorp................................................   14,200        456,175
     UnionBanCal Corporation................................    5,000        180,625
                                                                         -----------
                                                                           3,105,177
                                                                         -----------
BEVERAGES--1.0%
     Anheuser-Busch Companies, Inc. ........................    6,000        425,625
                                                                         -----------

BUILDING & FOREST PRODUCTS--2.5%
     Georgia-Pacific Corporation (Timber Group).............   10,900        275,225
     Weyerhaeuser Company...................................   11,800        811,250
                                                                         -----------
                                                                           1,086,475
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 1999

                                                              SHARES        VALUE
                                                              ------        -----
CHEMICALS--3.0%
     The Dow Chemical Company...............................    5,300    $   672,437
     duPont (E.I.) de Nemours & Company.....................    3,000        204,937
     Eastman Chemical Company...............................    8,100        419,175
                                                                         -----------
                                                                           1,296,549
                                                                         -----------
CONGLOMERATES--1.7%
     Tenneco, Inc. .........................................   32,000        764,000
                                                                         -----------

DRUGS--0.9%
     American Home Products Corporation.....................    6,500        373,750
                                                                         -----------

ENGINEERING & CONSTRUCTION--0.7%
     Harsco Corporation.....................................    9,300        297,600
                                                                         -----------

FINANCIAL SERVICES--4.8%
     Associates First Capital Corporation--Class A..........    1,342         59,467
     Fannie Mae.............................................   12,300        841,013
     Household International, Inc...........................   16,119        763,637
     Transamerica Corporation...............................    6,100        457,500
                                                                         -----------
                                                                           2,121,617
                                                                         -----------
HOUSEHOLD FURNISHINGS & APPLIANCES--2.2%
     Whirlpool Corporation..................................   12,900        954,600
                                                                         -----------

INSURANCE--5.0%
     American General Corporation...........................    7,687        579,407
     Lincoln National Corporation...........................   10,000        523,125
     Safeco Corporation.....................................   15,600        688,350
     St. Paul Companies, Inc. ..............................   12,000        381,750
                                                                         -----------
                                                                           2,172,632
                                                                         -----------
LEISURE/TOYS--0.9%
     Fortune Brands, Inc. ..................................   10,000        413,750
                                                                         -----------

MACHINERY--1.9%
     New Holland N.V. ......................................   47,200        808,300
                                                                         -----------

MEDICAL PRODUCTS & SUPPLIES--0.9%
     Baxter International, Inc. ............................    6,700        406,188
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 1999

                                                              SHARES        VALUE
                                                              ------        -----
METALS & MINING--4.3%
     Alcoa, Inc. ...........................................   14,100    $   872,438
     Phelps Dodge Corporation...............................    3,200        198,200
     Reynolds Metals Company................................   13,900        820,100
                                                                         -----------
                                                                           1,890,738
                                                                         -----------
NATURAL GAS--1.2%
     Eastern Enterprises....................................   13,600        540,600
                                                                         -----------

OIL--DOMESTIC--8.1%
     Atlantic Richfield Company.............................    5,900        493,019
     Occidental Petroleum Corporation.......................   35,200        743,600
     Phillips Petroleum Company.............................   20,300      1,021,344
     Texaco Inc. ...........................................    4,500        281,250
     USX-Marathon Group, Inc................................   21,100        687,069
     Ultramar Diamond Shamrock Corporation..................   13,300        290,106
                                                                         -----------
                                                                           3,516,388
                                                                         -----------
PAPER--3.4%
     Georgia-Pacific Group..................................    9,400        445,325
     International Paper Company............................   20,465      1,033,483
                                                                         -----------
                                                                           1,478,808
                                                                         -----------
PHOTOGRAPHY & OPTICAL--1.7%
     Eastman Kodak Company..................................   11,200        758,800
                                                                         -----------

POLLUTION CONTROL--2.8%
     Browning-Ferris Industries, Inc. ......................   15,772        678,196
     Waste Management, Inc. ................................    9,930        533,738
                                                                         -----------
                                                                           1,211,934
                                                                         -----------
RAILROADS--1.6%
     CSX Corporation........................................    3,100        140,469
     Norfolk Southern Corporation...........................   19,100        575,388
                                                                         -----------
                                                                             715,857
                                                                         -----------
RETAIL--3.8%
     Intimate Brands, Inc...................................    2,940        139,283
     J.C. Penney Company, Inc...............................   13,600        660,450
     May Department Stores Company..........................   12,400        506,850
     Sears, Roebuck & Company...............................    8,000        356,500
                                                                         -----------
                                                                           1,663,083
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 1999

                                                              SHARES        VALUE
                                                              ------        -----
SAVINGS & LOANS--1.8%
     Washington Mutual, Inc. ...............................   22,124    $   782,636
                                                                         -----------

STEEL--1.7%
     USX-U.S. Steel Group, Inc..............................   27,800        750,600
                                                                         -----------

TOBACCO--3.5%
     Philip Morris Companies, Inc. .........................   37,700      1,515,069
                                                                         -----------

TRUCKING--0.4%
     Ryder System, Inc. ....................................    8,000        208,000
                                                                         -----------

UTILITY--ELECTRIC--9.9%
     CMS Energy Corporation.................................   12,600        527,625
     Central & South West Corporation.......................    7,000        163,625
     DTE Energy Company.....................................    4,000        160,000
     Edison International...................................    7,100        189,925
     Entergy Corporation....................................    7,400        231,250
     GPU, Inc. .............................................    5,400        227,813
     Illinova Corporation...................................   28,700        782,075
     PECO Energy Company....................................   12,900        540,188
     P P & L Resources, Inc.................................   12,937        397,812
     PacifiCorp.............................................    6,600        121,275
     Public Service Enterprises Group, Inc. ................   10,600        433,275
     SCANA Corporation......................................   13,200        308,550
     Texas Utilities Company................................    5,502        226,958
                                                                         -----------
                                                                           4,310,371
                                                                         -----------
UTILITY--TELEPHONE--8.8%
     AT&T Corporation.......................................   20,250      1,130,203
     ALLTEL Corporation.....................................   12,600        900,900
     Bell Atlantic Corporation..............................   11,980        783,193
     GTE Corporation........................................    1,400        106,050
     SBC Communications, Inc. ..............................   16,090        933,220
                                                                         -----------
                                                                           3,853,566
                                                                         -----------
     Total common stocks (cost $31,438,354).................              43,513,969
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
June 30, 1999

                                                              PRINCIPAL
VARIABLE RATE DEMAND NOTES*--0.2%                               AMOUNT         VALUE
--------------------------------------------------------------------------------------
     General Mills, Inc., 4.8250%...........................   $40,040     $    40,040
     Pitney Bowes, Inc., 4.8250%............................    55,674          55,674
                                                                           -----------
     Total variable rate demand notes (cost $95,714)........                    95,714
                                                                           -----------
Total investments--99.8% (cost $31,534,068).................                43,609,683
Other assets in excess of liabilities--0.2%.................                    69,673
                                                                           -----------
     TOTAL NET ASSETS--100.0%...............................               $43,679,356
                                                                           ===========

---------------

  * Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999

ASSETS:
     Investments, at value (cost $31,534,068)...............   $43,609,683
     Dividends and interest receivable......................        98,888
     Prepaid expenses.......................................        10,171
                                                               -----------
          Total assets......................................    43,718,742
                                                               -----------
LIABILITIES:
     Payable to Advisor.....................................        11,817
     Payable for investments purchased......................        14,846
     Accrued expenses and other liabilities.................        12,723
                                                               -----------
          Total liabilities.................................        39,386
                                                               -----------
          Net assets........................................   $43,679,356
                                                               ===========
NET ASSETS CONSIST OF:
     Paid in capital........................................   $30,194,127
     Undistributed net investment income....................             0
     Undistributed net realized gains on investments........     1,409,614
     Net unrealized appreciation on investments.............    12,075,615
                                                               -----------
          Net assets........................................   $43,679,356
                                                               ===========
CALCULATION OF NET ASSET VALUE PER SHARE:
     Shares outstanding (unlimited shares of no par value
      authorized)...........................................     2,501,148
     Net asset value per share (offering and redemption
      price)................................................   $     17.46
                                                               ===========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended June 30, 1999

INVESTMENT INCOME
  Income *
     Dividends..............................................  $1,152,537
     Interest...............................................       9,264
                                                              ----------
          Total income......................................   1,161,801
                                                              ----------
  Expenses
     Advisory fee...........................................     206,371
     Legal and auditing fees................................       2,655
     Custodian fees and expenses............................      10,771
     Accounting fee.........................................      20,785
     Administration fee.....................................       3,187
     Trustees' fees and expenses............................       2,986
     Reports to shareholders................................       8,865
     Other expenses.........................................       1,848
                                                              ----------
          Total expenses....................................     257,468
     Less, expense reimbursement............................     (51,097)
                                                              ----------
          Net expenses......................................     206,371
                                                              ----------
  Net investment income.....................................     955,430
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on securities transactions...........   1,951,485
     Net change in unrealized appreciation of securities....      76,985
                                                              ----------
          Net gain on investments...........................   2,028,470
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $2,983,900
                                                              ==========
---------------
* Net of Foreign Taxes withheld.............................  $    3,944
                                                              ==========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                               YEAR ENDED           YEAR ENDED
                                                              JUNE 30, 1999        JUNE 30, 1998
                                                              -------------        -------------
OPERATIONS:
     Net investment income..................................   $   955,430          $   857,023
     Net realized gain on securities transactions...........     1,951,485            3,890,091
     Net change in unrealized appreciation of securities....        76,985            3,049,489
                                                               -----------          -----------
          Net increase in net assets resulting from
            operations......................................     2,983,900            7,796,603
                                                               -----------          -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income..................................      (957,593)            (862,305)
     Net realized gain on securities transactions...........    (3,955,702)          (2,201,788)
                                                               -----------          -----------
          Total dividends and distributions.................    (4,913,295)          (3,064,093)
                                                               -----------          -----------
FUND SHARE TRANSACTIONS:
     Net proceeds from shares sold..........................             0                    0
     Shares issued in connection with payment of dividends
       and distributions....................................     4,913,295            3,064,093
     Cost of shares redeemed................................       (29,999)             (30,000)
                                                               -----------          -----------
          Net increase in net assets from Fund share
            transactions....................................     4,883,296            3,034,093
                                                               -----------          -----------
Total increase in net assets................................     2,953,901            7,766,603
NET ASSETS:
     Beginning of year......................................    40,725,455           32,958,852
                                                               -----------          -----------
     End of year*...........................................   $43,679,356          $40,725,455
                                                               ===========          ===========
*Including undistributed net investment income of:..........   $         0          $       310
                                                               ===========          ===========
CHANGES IN SHARES OUTSTANDING:
     Shares sold............................................             0                    0
     Shares issued in connection with payment of dividends
       and distributions....................................       307,125              178,122
     Shares redeemed........................................        (1,827)              (1,656)
                                                               -----------          -----------
          Net increase......................................       305,298              176,466
                                                               ===========          ===========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
June 30, 1999

NOTE 1. ACCOUNTING POLICIES. The Equity Fund for Insurance Companies (the "Fund") is a series of Hotchkis and Wiley Funds (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on August 22, 1984 and registered under the Investment Company Act of 1940. The Fund commenced operations on January 29, 1993. The sole shareholder of the Fund is The Prudential Insurance Company of America. The Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. In addition to the Fund, the Trust also offers the Balanced Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Low Duration Fund, the Short-Term Investment Fund, the Total Return Bond Fund, the Mid-Cap Fund, and the Global Equity Fund (collectively, the "Funds"). The assets of each series are invested in separate, independently managed portfolios. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

               SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by Hotchkis and Wiley (the "Advisor") under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

               FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

               EXPENSE ALLOCATION: Common expenses incurred by the Trust are allocated among the Funds based upon (i) relative average net assets,
          (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED
June 30, 1999

               USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

               OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2. INVESTMENT ADVISORY AGREEMENT. The Fund has an investment advisory agreement with the Advisor. The Advisor receives a fee, computed daily and payable monthly, at an annual rate of 0.60% of the first $10 million of the Fund's average daily net assets, and 0.50% of the average daily net assets in excess of $10 million.

               The Advisor provides continuous supervision of the investment portfolio and pays all of the operating expenses relating to the Fund other than the advisory fee. For the year ended June 30, 1999, the Advisor paid $51,097 of operating expenses on behalf of the Fund.

               As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3. PURCHASES AND SALES OF SECURITIES. Purchases and sales of investment securities, other than short-term investments, for the year ended June 30, 1999 were $6,568,338 and $5,538,728, respectively. There were no purchases or sales of long-term U.S. government securities.

               At June 30, 1999 (for financial reporting and federal income tax purposes), net unrealized appreciation aggregated $12,075,615, of which $13,747,816 related to appreciated securities and $1,672,201 related to depreciated securities. At June 30, 1999, the cost of investments for book and federal income tax purposes was $31,534,068.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED JUNE 30,
                                                             ----------------------------------------------
                                                              1999      1998      1997      1996      1995
                                                              ----      ----      ----      ----      ----
Net Asset Value, Beginning of Year.......................... $18.55    $16.32    $13.51    $11.53    $ 9.89
                                                             ------    ------    ------    ------    ------
  Income from Investment Operations:
    Net investment income...................................   0.41      0.41      0.39      0.34      0.41
    Net realized and unrealized gain on investments.........   0.70      3.31      3.30      2.26      1.59
                                                             ------    ------    ------    ------    ------
    Total from investment operations........................   1.11      3.72      3.69      2.60      2.00
                                                             ------    ------    ------    ------    ------
  Less Distributions:
    Dividends (from net investment income)..................  (0.41)    (0.41)    (0.40)    (0.40)    (0.34)
    Distributions (from realized gains).....................  (1.79)    (1.08)    (0.48)    (0.22)    (0.02)
                                                             ------    ------    ------    ------    ------
    Total distributions.....................................  (2.20)    (1.49)    (0.88)    (0.62)    (0.36)
                                                             ------    ------    ------    ------    ------
Net Asset Value, End of Year................................ $17.46    $18.55    $16.32    $13.51    $11.53
                                                             ======    ======    ======    ======    ======
Total Return................................................   7.29%    23.69%    28.20%    22.93%    20.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................  $43.7     $40.7     $33.0     $24.6     $17.4
Ratio of expenses to average net assets:
    Before expense reimbursement............................   0.65%     0.73%     0.75%     0.76%     1.05%
    After expense reimbursement.............................   0.52%     0.52%     0.53%     0.54%     0.58%
Ratio of net investment income to average net assets:
    Before expense reimbursement............................   2.28%     2.06%     2.50%     2.78%     3.58%
    After expense reimbursement.............................   2.41%     2.27%     2.72%     3.00%     4.03%
Portfolio turnover..........................................     14%       21%       22%       21%       29%

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Hotchkis and Wiley Equity Fund for Insurance Companies:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Hotchkis and Wiley Equity Fund for Insurance Companies (one of the ten portfolios of Hotchkis and Wiley Funds, the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS

Milwaukee, WI
August 11, 1999